UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2012

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

California	0-24274	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4370 La Jolla Village Drive, Suite 400, San Diego, California 92122

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 12, 2012, La Jolla Pharmaceutical Company (the “Company”) hosted a presentation at RetailInvestorConferences.com via live webcast. This was a live, interactive online event where investors are invited to ask the company questions in real-time - both in the presentation hall as well as the company’s “virtual trade booth.” If attendees are not able to join the event live on the day of the conference, an on-demand archive will be available for 90 days at http://retailinvestorconferences.com. A copy of the presentation from the event is attached hereto as Exhibit 99.1 and is also posted on the Company’s website at http://www.ljpc.com/investors-main.html.

The information set forth under Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Presentation used in connection with RetailInvestorConferences.com Live Webcast on July 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: July 13, 2012	By:	/s/ George Tidmarsh
	Name:	George Tidmarsh
	Title:	President and Chief Executive Officer